FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736

ADAMS NATURAL RESOURCES FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES FUND

SEMI-ANNUAL REPORT
JUNE 30, 2025
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Managed Distribution Policy

The Board of Directors of Adams Natural Resources Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
Despite high levels of volatility and uncertainty, the S&P 500 Index rallied to an all-time high to close the first half of 2025. The year started strong amid optimism about business-friendly tax and regulatory policies from the Trump administration. That lasted only until mid-February, when the threat of high tariffs and their potential impact on the economy began to influence the market’s behavior. Fears of a recession and even stagflation led to a first quarter decline in the Index.
“Both Energy and Materials contributed to our Fund’s outperformance during the period, led by Materials where our holdings generated a 7.9% gain...”

In early April, the “Liberation Day” tariff announcement produced another severe pullback in the equity markets, but recessionary fears receded as the tariffs were suspended amid ongoing trade negotiations. Meanwhile, strong corporate earnings and broadly positive economic data suggested resilient growth, and markets rallied. The S&P 500 climbed more than 20% from its April 8 low, advancing 6.2% in the first half of 2025.
Investors shook off early worries about the AI space, fueled by the reveal of Chinese start-up DeepSeek’s cheaply-developed AI model. There were also plenty of other issues the market had to discount, including ongoing tariff and trade uncertainty, heightened geopolitical tensions, concerns about the rising deficit associated with President Trump’s domestic policy bill, and weakening consumer confidence. In addition, U.S. gross domestic product contracted in the first quarter for the first time since early 2022.
While the first half of 2025 featured two dramatic market downturns and countless headlines that could, and at times did, shake investor confidence, there was never a sense of panic. We took comfort in the fact that the market remained focused on the things that drive results. Earnings continued to surprise to the upside, and revenues, profit margins, and free cash flow broadly improved. Companies that were executing well, with solid earnings growth and compelling long-term stories, continued to fuel market gains. We were pleased to see that investors did not get carried away with all the noise and uncertainty and believe it was a sign that the markets were behaving in a rational fashion.
The Energy sector was one of the weakest in the S&P 500 during the first half, generating a 0.8% return. Materials fared better, generating a return of 6.0%, in line with the broader Index. Our Fund, with exposure to both Energy and Materials, returned 2.3% on net asset value and 3.1% on market price for the last six months, compared to a 1.8% return for the Fund’s benchmark (80% S&P 500 Energy Sector and 20% S&P 500 Materials Sector).
West Texas Intermediate (WTI) crude oil prices were as volatile, or more so, than equity markets, and finished the first half down 7%. After ending 2024 just below

Letter to Shareholders (continued)

$72 per barrel, prices sank to a multi-year low of  $57 per barrel in May due to concerns of oversupply from OPEC+ production increases. Prices rallied sharply to above $75 per barrel in June when the Israel-Iran conflict began. However, oversupply concerns re-emerged with continued production announcements from OPEC+, pushing WTI to $65 per barrel at the end of June.
The big picture around natural gas prices is more straightforward than for oil. The long-term outlook is favorable, driven by an expanding global liquified natural gas (LNG) market, as well as expected demand growth to power AI data centers in the U.S. Henry Hub prices rose more than 30% in the first quarter, but cooled in the second quarter as U.S. inventory levels in storage rose above the 5-year average. The Henry Hub price closed the first half slightly lower, but was still more than 70% higher than the low in the summer of 2024.
Precious metals continued to sparkle in the first half, with gold prices rising approximately 25%, and silver keeping pace. Copper prices advanced more than 10% despite worries about the global economy, rallying when tariffs were paused. Agricultural commodities broadly slipped in the first six months of 2025.
Both Energy and Materials contributed to our Fund’s outperformance during the period, led by Materials where our holdings generated a 7.9% gain compared to 6.0% for the benchmark. Performance was bolstered by stock selection in the Containers & Packaging and Chemicals groups.
Packaging firm Crown Holdings was the top contributor in Materials, as shares benefited from rising volumes for beverage cans, operational improvements, and the company’s ability to pass on cost increases to customers. In April, Crown raised full-year guidance, predicting a third consecutive year of record-high profits. Ecolab, which provides water, hygiene, and infection prevention solutions, was a top contributor in Chemicals. First quarter earnings beat estimates, and management reiterated its full year guidance, mitigating some of the uncertainty of the post-“Liberation Day” environment.
Returns varied in the Energy sector, with the Refining & Marketing group posting a double-digit gain. The Storage & Transportation and Integrated Oil & Gas groups also generated positive returns. Conversely, the Equipment & Services group experienced a -11.5% return, while Exploration & Production registered a modest loss.
Despite the weakness in Equipment & Services, the group was the Fund’s biggest contributor to relative performance. We benefited from our position in TechnipFMC, which gained 19.3% in the first half. Spending on offshore oil and gas developments continued to be strong, and TechnipFMC is the market leader for subsea equipment. As a result, the company continued to experience robust backlog growth. Additionally, the company’s earnings growth has been strong for several quarters, as the company’s optimized subsea offerings have pushed margins higher.
The Integrated Oil & Gas industry was also a notable contributor to relative performance, fueled in part by a 12.9% increase in Suncor Energy, a Canadian company with a deep inventory of upstream oil sands assets and an integrated

Letter to Shareholders (continued)

downstream system. New management has improved the company’s safety performance and operational metrics over the last three years, leading to improved cash flow growth and more competitive shareholder returns.
For the six months ended June 30, 2025, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 2.3%. This compares to 1.8% total return for the Fund’s benchmark, comprised of the S&P 500 Energy Sector (80% weight) and the S&P 500 Materials Sector (20% weight). The total return on the market price of the Fund’s shares for the period was 3.1%.
For the twelve months ended June 30, 2025, the Fund’s total return on NAV was -2.2%. The comparable return for the Fund’s benchmark was -2.8%. The total return on the market price of the Fund’s shares for the period was 1.7%.
During the first half of the year, the Fund paid distributions to shareholders of $27.8 million, or $1.05 per share. On July 17, 2025, an additional distribution of $.51 per share was declared for payment on August 26, 2025.
Heading into the second half of 2025, we remain mindful about the ultimate outcome of U.S. tariff policy and its effect on economic growth and consumer sentiment. We understand the concern that prices may rise and earnings could be impacted, but at this point the timing and magnitude are far from certain.
We will be keeping a close eye on this issue and others that could affect market behavior, and we’ll adjust as needed. That said, the lesson of the first half is an important one going forward: Overreaction to the news of the day and short-term issues can have an adverse impact on performance. We believe it’s more important to focus on long-term results and risk management. That’s why, like the markets in the first half of 2025, we will keep moving forward, seeking opportunities to invest in high-quality, fundamentally strong companies at attractive prices.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
July 17, 2025

Portfolio Highlights

June 30, 2025
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$144,156,089	22.7%
Chevron Corporation	73,137,299	11.5
ConocoPhillips	33,643,795	5.3
Linde plc	29,839,848	4.7
EOG Resources, Inc.	23,810,404	3.8
Williams Companies, Inc.	22,947,634	3.6
Kinder Morgan, Inc.	18,704,045	2.9
Hess Corporation	18,645,960	2.9
Phillips 66	17,677,278	2.8
Marathon Petroleum Corporation	17,327,266	2.7
	$399,889,618	62.9%
Industry Weightings as a Percent of Net Assets

40%
35%
30%
25%
20%
15%
10%
5%
0%
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

June 30, 2025
(unaudited)
Assets
Investments at value*:
Common stocks (cost $491,027,389)	$631,172,219
Short-term investments (cost $3,823,655)	3,823,284	$634,995,503
Cash		150,793
Dividends receivable		243,706
Prepaid expenses and other assets		1,716,794
Total Assets		637,106,796

Liabilities
Due to officers and directors (note 8)		616,639
Accrued expenses and other liabilities		1,746,292
Total Liabilities		2,362,931
Net Assets		$634,743,865

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 26,888,697 shares (includes 6,161 deferred stock units) (note 7)		$26,889
Additional capital surplus		498,619,566
Total distributable earnings (loss)		136,097,410
Net Assets Applicable to Common Stock		$634,743,865
Net Asset Value Per Share of Common Stock		$23.61

*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2025
(unaudited)
Investment Income
Income:
Dividends (net of $4,835 in foreign taxes)	$9,853,298
Other income	(19,496)
Total Income	9,833,802
Expenses:
Investment research compensation and benefits	890,184
Administration and operations compensation and benefits	381,518
Occupancy and other office expenses	128,889
Investment data services	110,119
Directors’ compensation	193,250
Shareholder reports and communications	92,128
Transfer agent, custody, and listing fees	66,345
Accounting, recordkeeping and other professional fees	51,320
Insurance	37,227
Audit and tax services	70,881
Legal services	(27,556)
Total Expenses	1,994,305
Net Investment Income	7,839,497

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	14,895,023
Net realized gain (loss) on total return swap agreements	(269,950)
Change in unrealized appreciation on investments	(9,342,574)
Net Gain (Loss)	5,282,499
Change in Net Assets from Operations	$13,121,996
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2025	Year Ended December 31, 2024
From Operations:
Net investment income	$7,839,497	$16,160,868
Net realized gain (loss)	14,625,073	29,913,538
Change in unrealized appreciation	(9,342,574)	(15,221,924)
Change in Net Assets from Operations	13,121,996	30,852,482

Distributions to Shareholders from:
Total distributable earnings	(27,750,146)	(45,343,603)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	13,037,617	18,794,765
Cost of shares purchased (note 5)	—	(1,416,187)
Change in Net Assets from Capital Share Transactions	13,037,617	17,378,578
Total Change in Net Assets	(1,590,533)	2,887,457

Net Assets:
Beginning of period	636,334,398	633,446,941
End of period	$634,743,865	$636,334,398
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 9.1% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the six months ended June 30, 2025, the Fund paid dividends and capital gain distributions of  $2,486,743 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Distributions — Distributions to shareholders are recorded on the ex-dividend date. The Fund employs a Managed Distribution Policy (“MDP”) that pays level quarterly distributions at a committed rate of 8% of average net asset value per year. Average net asset value is based on the average of the previous four quarter-end net asset values per share prior to the declaration date. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital. A return of capital is not taxable to shareholders and does not necessarily reflect the Fund’s investment performance.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets excluding affiliated holdings. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative market values of portfolio securities

Notes to Financial Statements (continued)

covered for research staff and relative net assets excluding affiliated holdings for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the six months ended June 30, 2025, shared expenses totaled $8,738,240, of which $6,743,389 and $546 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at June 30, 2025.
Investment Transactions and Income — The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income is recognized on the ex-dividend date.
Segment Reporting — The Fund’s primary business is to invest assets to generate returns from investment income and capital appreciation and is operated as a single segment in carrying out its investment objectives. The Fund’s management committee, comprised of the Fund’s chief executive officer, chief financial officer, and general counsel, serves as the chief operating decision maker in determining key operating decisions that include capital allocation and expense structure for the Fund and executing significant contracts on behalf of the Fund. All significant expense categories are presented on the Statement of Operations and are used for budgeting purposes. The management committee uses change in net assets from operations, as presented on the Statement of Operations, and total investment return based on net asset value and ratio of expenses to average net assets, as presented on the Financial Highlights, to assess fund performance and allocate resources.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Notes to Financial Statements (continued)

Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At June 30, 2025, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$631,172,219	$—	$—	$631,172,219
Short-term investments	3,823,284	—	—	3,823,284
Total investments	$634,995,503	$—	$—	$634,995,503
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2025, the identified cost of securities for federal income tax purposes was $495,051,768 and net unrealized appreciation aggregated $139,943,735, consisting of gross unrealized appreciation of $180,784,120 and gross unrealized depreciation of $40,840,385.
Distributions are determined in accordance with the Fund’s MDP and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plan, equity-based compensation, wash sales, and tax straddles for total return swaps. Differences that are permanent are reclassified in the capital accounts of the Fund’s annual financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2025 were $52,689,203 and $60,007,862, respectively.
4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the

Notes to Financial Statements (continued)

offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. At June 30, 2025, there were no open total return swap agreements. During the six months ended June 30, 2025, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $315,365 and $(312,971), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2025, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
The Fund pays distributions four times a year under the MDP in newly issued shares of its Common Stock, unless a shareholder elects to receive cash. Shares are issued at the lower of the net asset value per share or the closing market price on the date of valuation. Prior to the adoption of the MDP, the Fund issued shares in payment of the fourth quarter distribution, by shareholder election, at the average market price on the date of valuation. Additionally, the Fund issues shares as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

Notes to Financial Statements (continued)

Transactions in its Common Stock for 2025 and 2024 were as follows:
	Shares		Amount
	Six months ended June 30, 2025	Year ended December 31, 2024	Six months ended June 30, 2025	Year ended December 31, 2024
Shares issued in payment of distributions (at a weighted average discount from net asset value of 9.2% and 14.9%, respectively)	604,147	831,069	$13,037,617	$18,794,765
Shares purchased (at a weighted average discount from net asset value of 15.4% in 2024)	—	(60,960)	—	(1,416,187)
Net change	604,147	770,109	$13,037,617	$17,378,578
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2025, the Fund recorded matching contributions of  $90,719 and a liability, representing the 2025 discretionary contribution, of  $45,234.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred by the election of the director, remain outstanding at June 30, 2025.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant.
A summary of the activity during the six months ended June 30, 2025 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2024	7,237	$28.70
Reinvested dividend equivalents	277	21.58
Issued	(1,353)	21.09
Balance at June 30, 2025	6,161	$30.06
At June 30, 2025, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2025 was $29,008.

Notes to Financial Statements (continued)

8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2025 to officers and directors amounted to $1,661,317, of which $222,258 was paid to non-employee directors. These amounts represent the taxable income, including $29,008 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2025, $616,639 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2025, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliates lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2029. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2025, the Fund recognized rental expense of  $47,291.
11. COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Fund enters into agreements that can expose the Fund to some risk of loss. The risk of future loss arising from any such agreements, while not quantifiable, is expected to be remote. As such, and as of the end of the reporting period, the Fund did not have any unfunded commitments. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts or within bylaws. As of the end of the reporting period, management has determined that any legal proceedings the Fund is subject to are unlikely to have a material impact to the Fund’s financial statements.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2025	June 30, 2024	Year Ended December 31,
			2024	2023	2022	2021	2020
Per Share Operating Performance
Net asset value, beginning of period	$24.21	$24.83	$24.83	$25.85	$19.22	$13.76	$18.79
Net investment income	0.29	0.32	0.63	0.68	0.80	0.55	0.45
Net realized gain (loss) and change in unrealized appreciation	0.21	2.15	0.64	(0.28)	7.57	5.86	(4.85)
Total from operations	0.50	2.47	1.27	0.40	8.37	6.41	(4.40)
Less distributions from:
Net investment income		(0.19)	(0.65)	(0.65)	(0.79)	(0.56)	(0.47)
Net realized gain		(0.01)	(1.12)	(0.70)	(0.84)	(0.35)	(0.26)
Total distributions	(1.05) (a)	(0.20)	(1.77)	(1.35)	(1.63)	(0.91)	(0.73)
Capital share repurchases (note 5)	—	0.01	0.01	0.03	—	—	0.14
Reinvestment of distributions (note 5)	(0.05)	—	(0.13)	(0.10)	(0.11)	(0.04)	(0.04)
Total capital share transactions	(0.05)	0.01	(0.12)	(0.07)	(0.11)	(0.04)	0.10
Net asset value, end of period	$23.61	$27.11	$24.21	$24.83	$25.85	$19.22	$13.76
Market price, end of period	$21.37	$23.61	$21.74	$20.63	$21.80	$16.52	$11.37

Total Investment Return (b)
Based on market price	3.1%	15.5%	13.8%	1.0%	42.2%	53.6%	-26.6%
Based on net asset value	2.3%	10.2%	5.3%	2.5%	44.9%	47.7%	-22.2%

Ratios/Supplemental Data (c)
Net assets, end of period (in millions)	$635	$690	$636	$633	$651	$471	$332
Ratio of expenses to average net assets	0.64%	0.60%	0.61%	0.64%	0.56%	0.88%	1.47%
Ratio of net investment income to average net assets	2.47%	2.44%	2.38%	2.66%	3.31%	3.15%	3.27%
Portfolio turnover	16.6%	18.2%	20.4%	19.8%	24.3%	20.7%	31.8%
Number of shares outstanding at end of period (in 000’s)	26,889	25,454	26,285	25,514	25,194	24,485	24,122

(a)
The character of distributions will be determined based on the Fund’s investment performance for the full calendar year and will be determined at the end of the year.

(b)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the lower of the net asset value per share or the closing NYSE market price on the distribution’s valuation date.

(c)
Ratios and portfolio turnover presented on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

June 30, 2025
(unaudited)
	Shares	Value (a)
Common Stocks — 99.4%
Energy — 78.8%
Equipment & Services — 5.1%
Baker Hughes Company	376,900	$14,450,346
Halliburton Company	175,353	3,573,694
Schlumberger N.V.	369,233	12,480,075
TechnipFMC plc	62,800	2,162,832
		32,666,947
Exploration & Production — 19.8%
APA Corporation	56,000	1,024,240
Canadian Natural Resources Limited	97,000	3,045,800
Chord Energy Corporation	225	21,791
Chord Energy Corporation warrants, strike price $133.70, 1 warrant for .5774 share, expires 9/1/25 (b)	1,327	863
ConocoPhillips	374,903	33,643,795
Coterra Energy Inc.	233,900	5,936,382
Devon Energy Corporation	302,800	9,632,068
Diamondback Energy, Inc.	35,900	4,932,660
EOG Resources, Inc.	199,067	23,810,404
EQT Corporation	111,900	6,526,008
Expand Energy Corporation	108,700	12,711,378
Hess Corporation	134,589	18,645,960
Texas Pacific Land Corporation	5,450	5,757,326
		125,688,675
Integrated Oil & Gas — 35.1%
Chevron Corporation	510,771	73,137,299
Exxon Mobil Corporation	1,337,255	144,156,089
Occidental Petroleum Corporation	128,951	5,417,232
		222,710,620
Refining & Marketing — 7.2%
Marathon Petroleum Corporation	104,312	17,327,266
Phillips 66	148,175	17,677,278
Valero Energy Corporation	78,300	10,525,086
		45,529,630
Storage & Transportation — 11.6%
Cheniere Energy, Inc.	13,300	3,238,816
Kinder Morgan, Inc.	636,192	18,704,045
ONEOK, Inc.	174,000	14,203,620
Targa Resources Corp.	83,300	14,500,864
Williams Companies, Inc.	365,350	22,947,634
		73,594,979

Schedule of Investments (continued)

June 30, 2025
(unaudited)
	Shares	Value (a)
Materials — 20.6%
Chemicals — 13.6%
Air Products and Chemicals, Inc.	20,900	$5,895,054
Albemarle Corporation	7,200	451,224
CF Industries Holdings, Inc.	51,569	4,744,348
Corteva Inc.	91,945	6,852,661
Dow, Inc.	63,945	1,693,264
DuPont de Nemours, Inc.	56,726	3,890,836
Eastman Chemical Company	33,100	2,471,246
Ecolab Inc.	45,000	12,124,800
International Flavors & Fragrances Inc.	20,206	1,486,151
Linde plc	63,600	29,839,848
LyondellBasell Industries N.V.	20,600	1,191,916
Mosaic Company	21,201	773,412
PPG Industries, Inc.	18,100	2,058,875
Sherwin-Williams Company	38,300	13,150,688
		86,624,323
Construction Materials — 1.6%
Martin Marietta Materials, Inc.	5,400	2,964,384
Vulcan Materials Company	26,900	7,016,058
		9,980,442
Containers & Packaging — 1.8%
Amcor plc	92,400	849,156
Avery Dennison Corporation	6,300	1,105,461
Ball Corporation	23,300	1,306,897
Crown Holdings, Inc.	32,400	3,336,552
International Paper Company	40,900	1,915,347
Packaging Corporation of America	7,400	1,394,530
Smurfit Westrock plc	41,300	1,782,095
		11,690,038
Metals & Mining — 3.6%
Freeport-McMoRan, Inc.	248,400	10,768,140
Newmont Corporation	126,800	7,387,368
Nucor Corporation	22,600	2,927,604
Steel Dynamics, Inc.	12,526	1,603,453
		22,686,565
Total Common Stocks
(Cost $491,027,389)		631,172,219

Schedule of Investments (continued)

June 30, 2025
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 4.34% (c)	3,299,160	$3,299,489
Northern Institutional Funds Treasury Portfolio, Premier Class, 4.16% (c)	523,795	523,795
Total Short-Term Investments
(Cost $3,823,655)		3,823,284
Total — 100.0% of Net Assets
(Cost $494,851,044)		634,995,503
Other Assets Less Liabilities — 0.0%		(251,638)
Net Assets — 100.0%		$634,743,865

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2025
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
Sherwin-Williams Company	$5,494,411	2.1%
Devon Energy Corporation	5,210,784	1.5
Kinder Morgan, Inc.	5,003,973	2.9
Expand Energy Corporation	4,720,169	2.0
Coterra Energy Inc.	3,688,023	0.9
Canadian Natural Resources Limited	3,264,157*	0.5
Cheniere Energy, Inc.	3,171,453*	0.5
CF Industries Holdings, Inc.	2,053,140	0.7
EQT Corporation	1,202,740	1.0
DuPont de Nemours, Inc.	1,144,028	0.6
Phillips 66	1,112,307	2.8
International Paper Company	1,082,264	0.3
Vulcan Materials Company	427,418	1.1
Chevron Corporation	309,738	11.5

Reductions
Exxon Mobil Corporation	10,671,760	22.7
Diamondback Energy, Inc.	6,593,924	0.8
ConocoPhillips	3,212,888	5.3
International Flavors & Fragrances Inc.	3,066,236	0.2
Itron, Inc.	3,006,953	—
Linde plc	2,568,979	4.7
EOG Resources, Inc.	2,331,514	3.8
Baker Hughes Company	1,972,455	2.3
Eastman Chemical Company	1,689,009	0.4
TechnipFMC plc	1,333,290	0.3
ONEOK, Inc.	1,284,780	2.2
Newmont Corporation	1,149,100	1.2
Occidental Petroleum Corporation	816,747	0.9
Crown Holdings, Inc.	801,100	0.5
Ecolab Inc.	795,318	1.9
Celanese Corporation	390,249	—
FMC Corporation	300,952	—

*
New position

The transactions presented above represent all new and fully-eliminated positions and up to the fifteen largest net additions and reductions to existing portfolio securities during the period, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2015	$582,677	28,097	$20.74	$17.74	$.38	$1.00	$—	$1.38	6.2%
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
2019	561,469	29,875	18.79	16.46	.78	.32	—	1.10	6.9
2020	331,942	24,122	13.76	11.37	.47	.26	—	.73	6.1
2021	470,589	24,485	19.22	16.52	.56	.35	—	.91	6.3
2022	651,336	25,194	25.85	21.80	.79	.84	—	1.63	8.1
2023	633,447	25,514	24.83	20.63	.65	.70	—	1.35	6.2
2024	636,334	26,285	24.21	21.74	.65	1.12	—	1.77	6.7
June 30, 2025	634,744	26,889	23.61	21.37	—	—	—	1.05**	—

*
For 2024, the annual distribution rate is calculated as the total dividends and distributions per share for the year divided by the average of the Fund’s net asset value per share for the four quarter-end periods ending September 30, in accordance with the Managed Distribution Policy adopted in May 2024. Prior to that, the calculation was based on the Fund’s average month-end stock price for the twelve months ended October 31, in accordance with the annual 6% minimum distribution rate commitment then in effect.

**
The character of distributions will be determined based on the Fund’s investment performance for the full calendar year and will be determined at the end of the year.

Annual Meeting of Stockholders

(unaudited)
The Annual Meeting of Stockholders was held on April 17, 2025. On the proposal to elect two Class I directors to serve until the annual meeting of stockholders in 2028 and until their successors are duly elected and qualify, the following votes were cast:
	Votes For	Votes Withheld
James P. Haynie	14,683,661	6,898,529
Lauriann C. Kloppenburg	14,549,758	7,032,432
A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2025 was approved with 21,116,836 votes for, 243,393 votes against, and 221,962 shares abstaining.

Other Information

(unaudited)
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, registered shareholders with the Fund’s transfer agent, Computershare, should call 866-723-8330, or log in to their account to update e-delivery preferences.
Shareholders using brokerage accounts should contact their broker.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2025 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Adams Natural Resources Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (5)	Mary Chris Jammet (1) (2) (3) (4)
Frederic A. Escherich (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (1) (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
Gregory W. Buckley	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(866) 723-8330
Website: www.computershare.com/us
Email: info@computershare.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

(1) Not applicable.

(2) Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Item not applicable to semi-annual report.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/25-1/31/25	0	$–	0	889,686
2/1/25-2/28/25	0	–	0	889,686
3/1/25-3/31/25	0	–	0	889,686
4/1/25-4/30/25	0	–	0	889,686
5/1/25-5/31/25	0	–	0	889,686
6/1/25-6/30/25	0	–	0	889,686
Total	0	$–	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby the Fund will purchase shares, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides the Fund will engage in a proportional tender offer to purchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 1,332,000 shares.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

	(2)	Not applicable.

	(3)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(4)	Not applicable.

	(5)	Not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	July 30, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	July 30, 2025

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

Date:	July 30, 2025